                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           REUTER MANUFACTURING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           REUTER MANUFACTURING, INC.
                            410 Eleventh Avenue South
                            Hopkins, Minnesota 55343





                                                                 March 24, 1999


Dear Shareholder:

You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Reuter Manufacturing, Inc. The meeting will be held on Tuesday, May 11, 1999 at 2:00 p.m. local time at The Hopkins Center For The Arts, 1111 Main Street, Hopkins, Minnesota 55343. We suggest that you carefully read the enclosed Notice of Annual Meeting and Proxy Statement.

We hope you will be able to attend the Annual Meeting. However, whether or not you plan to attend, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                       Very truly yours,



                                       /s/ Michael J. Tate
                                       Michael J. Tate
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                           REUTER MANUFACTURING, INC.
                            410 ELEVENTH AVENUE SOUTH
                            HOPKINS, MINNESOTA 55343

                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 11, 1999

                          -----------------------------


TO THE SHAREHOLDERS OF REUTER MANUFACTURING, INC.:

The Annual Meeting of Shareholders of Reuter Manufacturing, Inc. will be held on Tuesday, May 11, 1999, at 2:00 p.m. local time at The Hopkins Center For The Arts, 1111 Main Street, Hopkins, Minnesota 55343, for the following purposes:

1. To elect two directors to serve three-year terms, or until his successor are elected and qualified.

2. To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

Only shareholders of record as shown on the books of the Company at the close of business on March 23, 1999 will be entitled to vote at the Annual Meeting or any adjournments thereof.

                                       By Order of the Board of Directors



                                       /s/ William H. Johnson
                                       William H. Johnson
                                       SECRETARY

March 24, 1999

                          REUTER MANUFACTURING, INC.
                           410 ELEVENTH AVENUE SOUTH
                           HOPKINS, MINNESOTA 55343
                                (612) 935-6921

                        -------------------------------

                              PROXY STATEMENT FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 11, 1999

                        -------------------------------

                                 INTRODUCTION

The 1999 Annual Meeting of Shareholders of Reuter Manufacturing, Inc. (the "Company") will be held on Tuesday, May 11, 1999, at 2:00 p.m. local time at The Hopkins Center For The Arts, 1111 Main Street, Hopkins, Minnesota 55343, or at any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Meeting.

A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of Common Stock, will be borne by the Company. Directors, officers and employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of Common Stock. This Proxy Statement, the Proxy and the Notice of Meeting are being mailed to shareholders beginning on or about March 29, 1999.

Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by: (i) giving notice of such revocation to the Secretary of the Company prior to the Annual Meeting, or by appearing at the Annual Meeting and giving written notice of revocation to the Secretary of the Company prior to use of the proxy; (ii) filing a duly executed proxy bearing a later date with the Secretary of the Company; or (iii) appearing at the Annual Meeting and voting in person. Proxies will be voted as specified by shareholders. Signed proxies on which no specification is made will be voted in favor of the nominees for director listed in this Proxy Statement and for the proposals in the Notice of Annual Meeting.

                               VOTING OF SHARES

Only holders of Common Stock of record at the close of business on March 23, 1999 will be entitled to vote at the Annual Meeting. On March 24, 1999, the Company had 4,898,885 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock (2,449,443 shares) is required for a quorum for the transaction of business.

In general, shares of Common Stock represented by a properly signed and returned Proxy Card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a broker non-vote on a matter (i.e., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote). Shares represented by a Proxy Card including any broker non-votes on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. Shares represented by a Proxy Card voted as abstaining on any of the other proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter and thus will be counted as votes against that matter.

                            ELECTION OF DIRECTORS
                              (PROPOSAL NO. 1)

NOMINATION

The Company's Restated Articles of Incorporation provide that the Board of Directors shall consist of not less than three nor more than 15 members, as determined from time to time by the Board, divided into three classes of as nearly equal number as possible. The term of each class is three years and the term of one class expires each year in rotation. The Board of Directors has determined that there will be seven directors of the Company for the ensuing year. The Board has nominated each of Mr. Kenneth E. Daugherty and Mr. Edward E. Strickland to serve as a director of the Company for a term of three years, expiring at the 2002 Annual Meeting of Shareholders, or until their successor is elected and qualified. Mr. Michael J. Tate was elected to the Board on April 20, 1998 and Mr. Robert Cieslukowski was elected to the Board on January 11, 1999 by the Board pursuant to its authority under the Company's Bylaws to elect directors between annual meetings of shareholders, to serve until the annual meeting.

Proxies can only be voted for the number of persons named as nominees in this Proxy Statement. The election of a nominee requires the affirmative vote of a majority of the shares of Common Stock voting in person or by proxy for directors at the Annual Meeting. The Board recommends a vote FOR the election of the nominee listed below. In the absence of other instructions, the proxies will be voted for the nominee listed below. If, prior to the Annual Meeting, the Board should learn that a director will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have been voted for such nominee will be voted for a substitute nominee as selected by the Board of Directors. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that the nominee will be unable to serve.

INFORMATION ABOUT NOMINEES AND OTHER DIRECTORS

The following table sets forth certain information, as of March 24, 1999, which has been furnished to the Company by each director and each person who has been nominated by the Board for election as a director.

       NAME OF NOMINEE                   PRINCIPAL OCCUPATION                    AGE           DIRECTOR SINCE
       ---------------                   --------------------                    ---           --------------
NOMINEE FOR THREE YEAR TERM EXPIRING IN 2002:

Kenneth E. Daugherty**          President and Chief Executive  Officer            60                1990
                                of The KEDS, Inc.

Edward E. Strickland*           Director                                          72                1989


DIRECTORS NOT STANDING FOR ELECTION THIS YEAR WHOSE TERMS EXPIRE IN 2001:

James W. Taylor**               Chairman of the Board of Directors of             80                1989
                                the Company, President of Taylor
                                Consultants, Inc. (management and
                                financial consulting)


Ms. M. Karen Gilles*            President and Chief Executive Officer             55                1998
                                of Bio-Vascular, Inc.


Michael J. Tate*                President, Chief Executive Officer                59                1998
                                and Chief Financial Officer of the
                                Company


DIRECTORS NOT STANDING FOR ELECTION THIS YEAR WHOSE TERMS EXPIRE IN 2000:

Robert W. Heller**              Vice President of Operations of                   53                1997
                                Fieldworks, Inc.

Robert E. Cieslukowski          Director                                          62                1999

---------------
*    Members of Audit Committee
**   Members of Compensation and Benefits Committee

OTHER INFORMATION ABOUT NOMINEE AND OTHER DIRECTORS

Except as indicated below, there has been no change in principal occupations or employment during the past five years for the nominees or other directors. There are no family relationships between or among the nominees of the Company.

Dr. Daugherty served as regents Professor at the University of North Texas for over fifteen years until his retirement from that position in 1995. He has been a director of the Company since 1990. Currently, Dr. Daugherty is the President and Chief Executive Officer of The KEDS, Inc., a consulting firm. Dr. Daugherty also serves as a director of TRAC Laboratories, Inc., The KEDS, Inc. and Pyro Industries, Inc.

Mr. Strickland served on the Executive Committee of the Board of Directors, which performed the duties of Chief Executive Officer, from October 1, 1990 until January 28, 1991. He has been Chairman of the Board of Directors of the Company from January 28, 1991 until April 20, 1998, and a director of the Company since 1989. He has been an independent financial consultant for more than ten years. Mr. Strickland also serves as a director of AVECOR Cardiovascular, Inc., Bio-Vascular, Inc., Communication Systems Inc., Hector Communications Corp., Quantech, Ltd, and Vital Images, Inc.

Mr. Taylor was elected Chief Executive Officer and President of the Company in November 1992 and Chief Financial Officer in March 1994. Mr. Taylor was elected as Chairman of the Board of Directors of the Company on April 20, 1998, and has been a director of the Company since 1989. He has also been the President of Taylor Consultants, Inc., a management and financial consulting firm, for more than five years. Mr. Taylor is also a director of Compositech Ltd., and QC Solutions, Inc.

Ms. Gilles has served as President and Chief Executive Officer of Bio-Vascular, Inc. ("Bio-Vascular"), a medical products company, since July 1997, and served as a Director of Bio-Vascular since August 1997. Prior to July 1997, Ms. Gilles held positions of Chief Financial Officer of Bio-Vascular from December 1990, Vice president of Finance from April 1989 and Secretary of Bio-Vascular from November of 1991 through February 1998. From 1985 to April 1989, Ms. Gilles served as Controller for VEE Corporation, a television production company, and Colin Companies, a related concession company. From 1983 to 1985, Ms. Gilles was an accountant with McGladrey & Pullen, an accounting firm.

Mr. Tate was elected Chief Executive Officer, President and Chief Financial Officer and has been an employee director of the Company since April 20, 1998. Prior to joining the Company, he was Vice President/Chief Operating Officer of Minnesota Valley Engineering from August 1996. Prior to 1996, Mr. Tate held other positions at Minnesota Valley Engineering, including Vice President/General Manager Industrial Business Unit from March 1993 to August 1996 and Vice President Finance/Treasurer from September 1989 to March 1993. Prior to 1989, Mr. Tate performed various consulting projects with KPMG Peat Marwick from March 1986 to September 1989 and Coopers & Lybrand LLP from March 1981 to March 1986. Prior to 1981, Mr. Tate held various positions with companies in the private sector.

Mr. Heller has been a director of the Company since February 1997. In July 1998, Mr. Heller joined Fieldworks, Inc. as Vice President of Operations. The company makes application specific computing products for field environments. Prior to July, 1998, Mr. Heller was the Chief Executive Officer of MiTech, Inc., a start-up company involved in the environmental clean up business from September 1996 to July 1998. Mr. Heller held various management positions with Advance Circuits, Inc. ("ACI"), a manufacturer of circuit boards from 1977 to September 1996. He became Chief Executive Officer of ACI in 1991, and was Chairman of the Board in 1994 and 1995. Mr. Heller is also a director of Fieldworks, Inc. and Capri Corp.

Mr. Cieslukowski was elected director at the Board of Directors meeting on January 11, 1999. Prior to becoming a director of the Company, in August 1996, Mr. Cieslukowski retired as President and Chief Executive Officer of Minnesota Valley Engineering, Inc., the worlds largest supplier of cryogenic equipment where he worked from 1977. Prior to 1977, Mr. Cieslukowski was Vice President of Liquid Carbonic Industries, Inc., the worlds largest supplier of carbon dioxide. Mr. Cieslukowski is also a director of Kemgas Ltd., and Churchill Gunmakers.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

Standing committees of the Board of Directors include the Audit Committee, the Compensation and Benefits Committee and the Nominating Committee.

The Audit Committee provides assistance to the Board in satisfying its fiduciary responsibilities relating to the accounting, auditing, operating and reporting practices of the Company. The Audit Committee reviews the annual financial statements of the Company, the selection and work of the Company's independent accountants and the adequacy of internal controls for compliance with corporate policies and directives. The members of the Audit Committee were Messrs. Strickland, Laidig and Heller until April 20, 1998. Mr. Laidig and Mr. Heller were replaced on April 20, 1998 by Mr. Michael J. Tate and Ms. M. Karen Gilles. The Audit Committee met one time in 1998.

The Compensation and Benefits Committee reviews general programs of compensation and benefits for all employees of the Company, reviews salary levels, bonuses and other forms of compensation paid to the Company's officers, makes recommendations to the Board concerning such compensation and administers the Company's stock-based employee benefit plans. The members of the Compensation and Benefits Committee were Ms. Avey, Dr. Daugherty and Mr. Taylor until April 20, 1998. Ms. Avey was replaced on April 20, 1998 by Mr. Heller. The Compensation and Benefits Committee met two times in 1998.

The Nominating Committee identifies, evaluates and nominates persons for election to the Board and makes recommendations to the Board with respect to such persons. The Nominating Committee will consider nominees recommended by shareholders if submitted in writing to the Secretary of the Company at the Company's principal office address specified at the beginning of the first page of this Proxy Statement. All directors who are not employees of the Company are members of the Nominating Committee. The Nominating Committee did not meet in 1998.

The Company's Board of Directors met five times during 1998, and took action pursuant to unanimous written consent resolutions eleven times during 1998. All of the Directors, except for Mr. Edward E. Strickland, attended 100% of the meetings with the Board of Directors and all committees on which they served during 1998.

DIRECTOR COMPENSATION

All directors of the Company, except for Messrs. Taylor and Strickland who did not start receiving compensation as directors until May 1998, received compensation for their services as directors at the rate of $400 per month, as well as a meeting fee of $500 for each Board and Committee meeting attended. Directors are not compensated for telephonic meetings.

In November 1992, the Company entered into a consulting agreement with Taylor Consultants, whereby Taylor Consultants agreed to provide the services of James W. Taylor to act as President and Chief Executive Officer of the Company. Taylor Consultants was paid $13,000 per month under the consulting agreement until April 20, 1998, at which time the Taylor Consultants' rate was modified to $4,167 per month. In addition, Taylor Consultants was granted an option to purchase 25,000 shares of Common Stock pursuant to the Consulting Agreement. Taylor Consultants is an independent contractor, and neither it nor Mr. Taylor is an employee of the Company. On April 20, 1998, the consulting agreement with Taylor Consultants was modified as follows: Mr. Taylor would become Chairman of the Board for one year, the 1992 contract with Taylor Consultants was revised to include compensation of $4,167 per month for one year, after which his services will revert to that of normal director activity, participation in monthly Executive Committee meetings for 1998 with Ms. Gilles and Mr. Heller, and James W. Taylor will receive a monthly director fee of $400. During 1998, Taylor Consultants received $85,336 for services under this agreement. See "Executive Compensation and Other Benefits - Summary of Cash and Certain Other Compensation - Summary Compensation Table" and "Certain Transactions."

In December 1990, the Company entered into a consulting agreement with Edward
E. Strickland whereby Mr. Strickland agreed to provide his services to the Company as its Chairman of the Board of Directors. Mr. Strickland served as Chairman of the Board of Directors until April 20, 1998, at which time he was replaced by Mr. Taylor. Mr. Strickland continues to serve as a director of the Company. Mr. Strickland was paid $2,000 per month under the consulting agreement until April 20, 1998, and received $8,000 for his services during 1998. See "Certain Transactions."

In January 1996, the Company and Sanwa Business Credit Corporation ("Sanwa") entered into a series of agreements (the "Restructuring Agreements"), pursuant to which Sanwa agreed to restructure the Company's obligation to guarantee repayment of a loan from Sanwa to EPR, Inc., an inactive wholly-owned subsidiary of the Company. In connection with the Restructuring Agreements, the Company and Sanwa entered into separate Standstill Agreements (the "Standstill Agreements") with each of James W. Taylor, the Chief Executive Officer and a Director of the Company, and Edward E. Strickland, the Chairman of the Board of Directors of the Company, under which Mr. Taylor and Mr. Strickland agreed not to, directly or indirectly, acquire or dispose of any stock of the Company, or exercise any option or other right to acquire any capital stock or options of the Company. In connection with the Standstill Agreements, the Company agreed to pay these individuals compensation, under a predetermined formula, based on the increase in the market value of shares of Common Stock of the Company that they hold and were unable to trade due to the Standstill Agreements (the "Compensation Arrangements"). During 1997, the Company retired or satisfied all of the Company's obligations to Sanwa, the Standstill Agreements were terminated and the Company satisfied its obligations under the Compensation Arrangements by
(a) paying Mr. Taylor $50,189 in cash and issuing him 17,896 shares of the Company's common stock, having a fair market value of $60,399 on the date of issuance, and (b) paying to Mr. Strickland $52,290 in cash and issuing him 19,136 shares of the Company's common stock, having a fair market value of $64,583 on the date of issuance.

Prior to April 1995, the Company maintained the 1991 Non-Employee Director Stock Option Plan, pursuant to which members of the Board of Directors who were not employees of the Company or its subsidiaries, received periodic grants of non-qualified stock options. In March 1996, the Board of Directors, upon recommendation of the Compensation and Benefits Committee, amended stock options which had been granted under the 1991 Non-Employee Directors Stock Option Plan held by Ms. Avey, Dr. Daugherty and Mr. Laidig to reduce the exercise price per share under such options from a range of $4.25-$5.13 to $0.42, the fair market value of the Company's stock on the date the options were repriced ("Repricing Agreement"). Pursuant to the Repricing Agreement, the number of outstanding options to such directors which were within the price range of $4.25 - $5.13 was reduced by 50%.

On May 20, 1997, the Board of Directors approved a new director stock option plan to grant nonstatutory stock options to non-employee directors of the Company. Under the plan, a maximum of 125,000 shares of the Company's common stock is available for grant to new and current non-employee directors of the Company. The plan provides that new non-employee directors of the Company be granted 10,000 shares that vest equally over three years, upon initial election as a director. Current non-employee directors are automatically granted options for 2,000 shares on June 30 of each year and vest over a one-year period. All options are granted at prices equal to or exceeding the fair market value of the Company's common stock on the date of grant. The options generally expire ten years from the date of grant.

                    EXECUTIVE COMPENSATION AND OTHER BENEFITS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table provides summary information concerning cash and non-cash compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the executive officers of the Company whose cash and non-cash salary and bonus exceeded $100,000 in 1998 (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                 LONG-TERM
                                   ANNUAL COMPENSATION         COMPENSATION
                                   -------------------         ------------
                                                                SECURITIES
NAME AND                                                        UNDERLYING            ALL OTHER
PRINCIPAL POSITION               YEAR       SALARY($)(1)        OPTIONS (#)     COMPENSATION ($) (2)
------------------               ----       ------------        -----------     --------------------

Michael J. Tate                  1998          123,854              56,058                     0
CHIEF EXECUTIVE OFFICER          1997             0                      0                     0
                                 1996             0                      0                     0

James W. Taylor                  1998           86,336              27,000                     0
CHAIRMAN OF THE BOARD            1997          164,500               6,000               110,588
                                 1996          161,000                   0                     0

---------------
(1) Mr. Tate's annual salary for 1998 represents monies paid to him as President and Chief Executive officer beginning April 20, 1998. Mr. Taylor's annual salary for 1996, 1997 and 1998 represents consulting fees paid to Taylor Consultants for Mr. Taylor's services rendered as President and Chief Executive Officer of the Company until April 20, 1998 and services as Chairman of the Board of Directors commencing April 20, 1998. A portion of Mr. Taylor's salary paid in 1997 represents prepaid salary for 1998. A portion of Mr. Taylor's salary paid in 1996 represents deferred salary from 1995.

(2) Other compensation paid in 1997 consists of $50,189 paid to Mr. Taylor and 17,896 shares of Common Stock having a fair market value of $60,399 on the date issued to Mr. Taylor, pursuant to the Compensation Arrangements entered into with Mr. Taylor in connection with the Standstill Agreements with Sanwa. The fair market value of the Common Stock is based on the March 31, 1997 average of $3.375 between the bid and asked prices of the Company's Common Stock in the local over-the-counter market. See "Election of Directors-Director Compensation" and Certain Transactions."

OPTION GRANTS AND EXERCISES

The following tables summarize option grants and exercises during the year ended December 31, 1998 to or by the Named Executive Officers and the potential realizable value of the options held by such persons at December 31, 1998.

                      OPTION GRANTS IN LAST FISCAL YEAR

                               (INDIVIDUAL GRANTS)

                                                           PERCENT OF TOTAL
                                    NUMBER OF             OPTIONS GRANTED TO
                              SECURITIES UNDERLYING          EMPLOYEES IN         EXERCISE OR BASE      EXPIRATION
NAME                           OPTIONS GRANTED(#)            FISCAL YEAR            PRICE ($/SH)           DATE
----                           ------------------            -----------            ------------           ----
Michael J. Tate                     50,000 (1)                  49.1%                  $0.8281           04/20/08
                                     6,058 (2)                   5.9%                  $0.8281           10/12/08

James W. Taylor                      2,000 (3)                   1.9%                  $0.9375           06/30/08

(1) The option listed was granted under the 1991 Stock Option Plan (the "1991 Option Plan"). This option was granted on April 20, 1998 at an exercise price of $2.40625 per share and was subsequently repriced to $0.8281 per share on October 12, 1998. This option is not exercisable until April 20, 2002 at which time any or all shares may be exercised. This option was granted under the 1991 Option Plan and remains exercisable so long as the executive remains in the employ of or continues to provide service to the Company.

(2) The option listed was granted under the 1991 Stock Option Plan (the "1991 Option Plan"). This option was granted on October 12, 1998, are immediately exercisable and remain exercisable under the 1991 Option Plan so long as the executive remains in the employ of or continues to provide service to the Company.

(3) This option listed was granted under the 1997 Non-Employee Director Stock Option Plan (the "1997 Option Plan"). This option was granted on June 30, 1998, becomes exercisable in full on June 30, 1999 and remain exercisable under the 1997 Option Plan so long as the optionee continues to provide service to the Company. To the extent not already exercisable, options under the 1997 Option Plan become immediately exercisable in full upon certain changes in control of the Company and remain exercisable for the remainder of their term. See "Executive Compensation and Other Benefits - Change in Control Arrangements."

                         AGGREGATED OPTION EXERCISES IN
              LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES(1)

                             SHARES                                                         VALUE OF UNEXERCISED
                           ACQUIRED ON      VALUE           NUMBER OF UNEXERCISED           IN-THE-MONEY OPTIONS
                          EXERCISE (#)   REALIZED($)   OPTIONS AT FISCAL YEAR END (#)     AT FISCAL YEAR END ($) (2)
                          ------------   -----------   ------------------------------   ------------------------------
                                                        EXERCISABLE   NON-EXERCISABLE   EXERCISABLE    NON-EXERCISABLE
                                                        -----------   ---------------   -----------    ---------------
Michael J. Tate               ----           ----            6,058         50,000                0            0

James W. Taylor              40,000       11,250 (3)        77,000          2,000            1,000            0


---------------
(1) The exercise price may be paid in cash or, in the Compensation and Benefits Committee's discretion, in shares of the Company's Common Stock valued at fair market value on the date of exercise or pursuant to a cashless exercise procedure under which the executive provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes. The Compensation and Benefits Committee also has the discretion to grant a supplemental cash bonus to an optionee in connection with the grant or exercise of an option or both the grant and an exercise of an option.

(2) The fair market value of the Common Stock on December 31, 1998, $0.53125, was calculated as the average of the bid and asked prices of the Company's Common Stock in the local over-the-counter market. The exercise prices of outstanding options held by Named Executive Officers range from $0.50 to $4.8750. Of Mr. Tate's 56,058 outstanding options, zero options were in-the-money and 56,058 options were out-of-the-money. Of Mr. Taylor's 79,000 outstanding options, 32,000 options were in-the-money and 47,000 options were out-of-the-money.

(3) Based on difference between (a) the July 10, 1998 (the date of exercise) average of $0.78125 between the bid and asked prices of the Company's Common Stock in the local over-the-counter market and (b) the $0.50 exercise price of the options.

CHANGE IN CONTROL ARRANGEMENTS

         Under the Company's 1997 Non-Employee Director Stock Option Plan (the "1997 Option Plan"), upon the occurrence of a "change in control" all outstanding options granted under the 1997 Option Plan will become and remain exercisable in full during their remaining terms regardless of whether the plan participants thereafter remain employees of the Company or a subsidiary. Under the 1997 Option Plan, a "change in control" has occurred in the event of (a) the sale, lease exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company; (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; (c) any person who becomes, after the effective date of the Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors; or (d) individuals who constitute the Board on the effective date of the Plan cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Board on the effective date of the Plan (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (d), considered as though such person were a member of the Board on the effective date of the Plan.

                    PRINCIPAL SHAREHOLDERS AND BENEFICIAL
                           OWNERSHIP OF MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of March 24, 1999 by (a) each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (b) each director, (c) each executive officer named in the Summary Compensation Table above and (d) all executive officers and directors of the Company as a group.

                                                                       SHARES OF COMMON STOCK
                                                                     BENEFICIALLY OWNED (1) (2)
                                                                     --------------------------
                    NAME                                     AMOUNT                         PERCENT OF CLASS
                    ----                                     ------                         ----------------
Perkins Capital Management, Inc.                           1,003,386  (3)                           20.5%
730 East Lake Street
Wayzata, MN  55391-1769

Edward E. Strickland                                         370,386  (4)                            7.4%
520 Warbass Way
Friday Harbor, WA  98250

Kenneth E. Daugherty                                         339,100  (5)                            6.9%
1912 Hunskor Road
Oak Harbor, WA  98277

James W. Taylor                                              286,496  (6)                            5.7%
719 Lenape Trail
Westfield, NJ  07090

Michael J. Tate                                              106,058  (7)                            2.1%
3230 Urbandale Drive
Plymouth, MN  55447

Robert E. Cieslukowski                                       100,000  (8)                            2.0%
236 Polynesia Court
Marco Island, FL  34145

Robert W. Heller                                              61,167  (9)                            1.2%
10992 Mount Curve Road
Eden Prairie, MN  55347

M. Karen Gilles                                               11,834  (10)                           *
4341 College Heights Circle
Bloomington, MN  55437

All directors and executive officers                       1,355,387  (11)                          25.2%
as a group (10 persons)

---------------
*        Less than 1% of the outstanding shares.

(1) As of March 24, 1999, unless noted. Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.

(3) According to a Schedule 13D, dated February 2, 1999, as filed with the Securities and Exchange Commission. Perkins Capital Management, Inc. has sole voting power of 307,500 of such shares, and sole dispostion power of all such shares.

(4) Includes 42,000 option shares and 50,000 warrant shares that Mr. Strickland has the right to acquire within 60 days upon the exercise of options and warrants.

(5) Includes 15,000 option shares and 25,000 warrant shares that Dr. Daugherty has the right to acquire within 60 days upon the exercise of options and warrants. With respect to 171,000 shares of Common Stock, Dr. Daugherty shares voting and investment power with his wife.

(6) Includes 77,000 option shares and 25,000 warrant shares that Mr. Taylor has the right to acquire within 60 days upon the exercise of options and warrants.

(7) Includes 6,058 option shares and 50,000 warrant shares that Mr. Tate has the right to acquire within 60 days upon the exercise of options and warrants.

(8) Includes 100,000 warrant shares that Mr. Cieslukowski has the right to acquire within 60 days upon the exercise of warrants.

(9) Includes 8,667 option shares and 12,500 warrant shares that Mr. Heller has the right to acquire within 60 days upon the exercise of options.

(10) Includes 3,334 option shares that Ms. Gilles has the right to acquire within 60 days upon the exercise of options and 2,500 shares held in an IRA for Ms. Gilles and managed by Perkins Capital Management.

(11) Includes an aggregate of 204,905 option shares and 282,500 warrant shares that executive officers and directors have the right to acquire within 60 days upon the exercise of options.

                              CERTAIN TRANSACTIONS

On December 22, 1998, the Company completed a private placement of debentures with warrants and raised $400,000 in cash with $350,000 received by December 22, 1998 and $50,000 received in February 1999. For each dollar invested, a warrant (expiring on December 22, 2003) was issued to purchase one share of common stock of the Company at $.6625 per share. The 13% subordinated debentures are due on December 31, 2001. Interest on the debentures will be paid monthly beginning in March, 1999. Pursuant to this offering, certain officers and directors of the Company participated, investing a total of $282,500. The terms for the officers and directors who participated in the offering were the same as the terms of other investors who participated.

During 1997, the Company satisfied its obligations under the Compensation Arrangements with Messrs. Taylor and Strickland by paying Mr. Taylor $50,189 in cash and issuing him 17,896 shares of the Company's common stock, having a fair market value of $60,399 on the date of issuance and paying to Mr. Strickland $52,290 in cash and issuing him 19,136 shares of the Company's common stock, having a fair market value of $64,583 on the date of issuance. See "Election of Directors - Director Compensation."

In November 1992, the Company entered into a consulting agreement with Taylor Consultants, Inc., whereby Taylor Consultants agreed to provide the services of James W. Taylor to act as President and Chief Executive Officer of the Company. Taylor Consultants was paid $13,000 per month under the consulting agreement. In addition, James W. Taylor was granted an option to purchase 25,000 shares of Common Stock pursuant to the Consulting Agreement. Taylor Consultants is an independent contractor, and neither it nor Mr. Taylor is an employee of the Company. The agreement has an indefinite term, but may be terminated by either party upon 30 days' written notice. During 1997, Taylor Consultants received $164,500 for services under this agreement. See "Executive Compensation and Other Benefits - Summary of Cash and Certain Other Compensation - Summary Compensation Table."

In December 1990, the Company entered into a consulting agreement with Edward
E. Strickland, whereby Mr. Strickland agreed to provide his services to the Company as its Chairman of the Board of Directors. The agreement was temporarily suspended in August 1995 and reinstated in March 1996. Mr. Strickland was paid $2,000 per month under the consulting agreement and received $28,000 for his services during 1997.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% shareholders were met, except (1) M. Karen Gilles filed amended Form 3, 45 days late and (2) Messrs. Robert E. Cieslukowski, Kenneth E. Daugherty, Gary D. Gangstee, Robert W. Heller, William H. Johnson, Robert D. Klingberg, and Edward E. Strickland, filed Form 4, 80 days late.

                      PROPOSALS FOR THE NEXT ANNUAL MEETING

Shareholder proposals intended to be presented in the proxy materials relating to the next Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or before November 11, 1999 and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

A shareholder who wishes to make a proposal at the next Annual Meeting without including the proposal in the Company's proxy statement must notify the Company by January 25, 2000. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Company for the next Annual Meeting will have discretionary authority to vote on the proposal.

                                 OTHER BUSINESS

The Company knows of no business which will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

                          ANNUAL REPORT ON FORM 10-KSB

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 TO EACH PERSON WHO IS A SHAREHOLDER OF THE COMPANY AS OF MARCH 23, 1999, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO REUTER MANUFACTURING, INC., 410 11TH AVENUE SOUTH, HOPKINS, MINNESOTA 55343, ATTENTION: SECRETARY WILLIAM H. JOHNSON.

                                       BY ORDER OF THE BOARD OF DIRECTORS




                                       /s/ William H. Johnson
                                       William H. Johnson
                                       Secretary

Minneapolis, Minnesota
March 24, 1999

                           REUTER MANUFACTURING, INC.
                            410 Eleventh Avenue South
                            Hopkins, Minnesota 55343

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 11, 1999

                          -----------------------------

          This Proxy is Solicited on Behalf of the Board of Directors.


   The undersigned hereby appoints MICHAEL J. TATE and WILLIAM H. JOHNSON, and each of them, as Proxies, each with power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this proxy card, all the shares of Common Stock of Reuter Manufacturing, Inc. held of record by the undersigned on March 23, 1999, at the Annual Meeting of Shareholders to be held on Tuesday, May 11, 1999 at 2:00 p.m. local time at The Hopkins Center For The Arts, 1111 Main Street, Hopkins, Minnesota 55343, or any adjournment thereof.

                         (Please sign on reverse side)

                       Please date, sign and mail your
                    proxy card back as soon as possible!

                        Annual Meeting of Shareholders
                          REUTER MANUFACTURING, INC.

                                 May 11, 1999

1. TO ELECT TWO DIRECTORS TO SERVE THREE YEAR TERMS, OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED:

     / / FOR all nominees listed below    / / AGAINST all nominees listed below

                             Kenneth E. Daugherty
                             Edward E. Strickland

     INSTRUCTIONS: To withhold vote from any nominee listed above, strike line through that nominee's name.

2. To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1.

PLEASE MARK, SIGN,DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                       Signature
                                                 ------------------------------


                                       Date:                             , 1999
                                             ----------------------------


                                       Signature
                                                 ------------------------------
                                                   Signature if Held Jointly

                                       Date:                             , 1999
                                             ----------------------------



Note: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.